EXHIBIT 99


                            JOINT FILING AGREEMENT

         The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.


Dated:   September 15, 1997  /s/ Thomas O. Hicks
                                 -----------------------
                                 Thomas O. Hicks


                                    HICKS, MUSE FUND II INCORPORATED


                                    By:   /s/ Thomas O. Hicks
                                              -----------------------------
                                       Name:  Thomas O. Hicks
                                       Title: Chairman and Chief
                                              Executive Officer


                                    HICKS, MUSE GP PARTNERS, L.P.

                                    By:   HICKS, MUSE FUND II
                                          INCORPORATED, its general
                                          partner


                                          By:   /s/ Thomas O. Hicks
                                                    -----------------------
                                             Name:  Thomas O. Hicks
                                             Title: Chairman and Chief
                                                    Executive Officer


                                    HM2/GP PARTNERS, L.P.

                                    By:   HICKS, MUSE GP PARTNERS, L.P.,
                                          its general partner

                                    By:   HICKS, MUSE FUND II
                                          INCORPORATED, its general
                                          partner


                                          By:  /s/  Thomas O. Hicks
                                                    -----------------------
                                             Name:  Thomas O. Hicks
                                             Title: Chairman and Chief
                                                    Executive Officer




                                 Page 99-1

                                    HICKS, MUSE, TATE & FURST EQUITY
                                    FUND II, L.P.

                                    By:   HM2/GP PARTNERS, L.P., its
                                          general partner

                                    By:   HICKS, MUSE GP PARTNERS, L.P.,
                                          its general partner

                                    By:   HICKS, MUSE FUND II
                                          INCORPORATED, its general
                                          partner


                                          By:   /s/ Thomas O. Hicks
                                                    -----------------------
                                             Name:  Thomas O. Hicks
                                             Title: Chairman and Chief
                                                    Executive Officer


                                    HM2/HMW, L.P.

                                    By:   HICKS, MUSE, TATE & FURST
                                          EQUITY FUND II, L.P., its
                                          general partner

                                    By:   HM2/GP PARTNERS, L.P., its
                                          general partner

                                    By:   HICKS, MUSE GP PARTNERS, its
                                          general partner

                                    By:   HICKS, MUSE FUND II
                                          INCORPORATED, its general
                                          partner


                                          By:   /s/ Thomas O. Hicks
                                                    -----------------------
                                             Name:  Thomas O. Hicks
                                             Title: Chairman and Chief
                                                    Executive Officer


                                    HM2/CHANCELLOR, L.P.

                                    By:   HM2/CHANCELLOR GP, L.P., its
                                          general partner

                                    By:   HM2/CHANCELLOR HOLDINGS, INC.,
                                          its general partner

                                       By:   /s/ Thomas O. Hicks
                                                 --------------------------
                                       Name:     Thomas O. Hicks
                                       Title:    President



                                 Page 99-2

                                    HM2/CHANCELLOR GP, L.P.

                                    By:   HM2/CHANCELLOR HOLDINGS, INC.,
                                          its general partner

                                       By:   /s/ Thomas O. Hicks
                                                 --------------------------
                                       Name:     Thomas O. Hicks
                                       Title:    President


                                    HM2/CHANCELLOR HOLDINGS, INC.

                                    By:   /s/ Thomas O. Hicks
                                              -----------------------------
                                    Name:     Thomas O. Hicks
                                    Title:    President


                                    HM2/HMD SACRAMENTO GP, L.P.

                                    By:   HICKS, MUSE GP PARTNERS, L.P.,
                                          its general partner

                                    By:   HICKS, MUSE FUND II
                                          INCORPORATED, its general
                                          partner


                                          By:  /s/  Thomas O. Hicks
                                                    -----------------------
                                             Name:  Thomas O. Hicks
                                             Title: Chairman and Chief
                                                    Executive Officer


                                    HM2/CHANCELLOR TRUST

                                    By:   HM2/GP PARTNERS, L.P., its
                                          manager

                                    By:   HICKS, MUSE GP PARTNERS, L.P.,
                                          its general partner

                                    By:   HICKS, MUSE FUND II
                                          INCORPORATED, its general
                                          partner


                                          By:   /s/ Thomas O. Hicks
                                                    -----------------------
                                             Name:  Thomas O. Hicks
                                             Title: Chairman and Chief
                                                    Executive Officer



                                    Page 99-3


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